CONTACT:	FOR IMMEDIATE RELEASE
David L. Horstmann	Wednesday, August 28, 2013
Executive Vice President
Interim Chief Financial Officer
(563) 589-1972
davidhorstmann@htlf.com

Bryan McKeag to Join Heartland Financial USA, Inc.
As Chief Financial Officer

Dubuque, Iowa, August 28, 2013- Heartland Financial USA, Inc. (NASDAQ: HTLF) announced today that Bryan McKeag, CPA, will join the company as Chief Financial Officer on September 23, 2013. McKeag succeeds John K. Schmidt, who resigned effective July 15, 2013.

McKeag, 53, joins Heartland with 21 years of experience in bank accounting and finance management. Most recently, he served as Executive Vice President - Corporate Controller and Principal Accounting Officer for Associated Banc-Corp, a $24 billion bank holding company headquartered in Green Bay, Wisconsin. His experience includes executive positions in finance with JP Morgan Chase & Co. as well as accounting and audit positions with KPMG LLP.

Mr. McKeag will report to Lynn B. Fuller, Heartland's Chairman, President and CEO and will have oversight of all corporate finance, accounting and investment operations of the company.

“We are delighted to welcome Bryan to our executive team,” stated Fuller. “He brings extensive experience in bank accounting and finance with highly-respected financial institutions. His background in larger organizations will be invaluable as Heartland executes its expansion strategies.”

A Certified Public Accountant, McKeag is a graduate of the University of Wisconsin - La Crosse with a Bachelor of Science degree in Accounting.

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About Heartland Financial USA, Inc.
Heartland Financial USA, Inc., one of Forbes 2013 “Best Banks in America,” is a $5.0 billion diversified financial services company providing banking, mortgage, wealth management, investment, insurance and consumer finance services to individuals and businesses. Heartland currently has 67 banking locations in 46 communities in Iowa, Illinois, Wisconsin, New Mexico, Arizona, Montana, Colorado and Minnesota and loan production offices in California, Nevada, Wyoming, Idaho and North Dakota. Additional information about Heartland Financial USA, Inc. is available at www.htlf.com.

Safe Harbor Statement
This release, and future oral and written statements of Heartland and its management, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Heartland's financial condition, results of operations, plans, objectives, future performance and business. Although these forward-looking statements are based upon the beliefs, expectations and assumptions of Heartland's management, there are a number of factors, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which are detailed in the risk factors included in Heartland's Annual Report on Form 10-K filed with the Securities and Exchange Commission, include, among others: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war, (iii) changes in state and federal laws, regulations and governmental policies concerning the Company's general business; (iv) changes in interest rates and prepayment rates of the Company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the potential impact of acquisitions, (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the Company; and (xii) changes in accounting policies and practices. All statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events.

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